EXHIBIT 10.4

Supplemental Agreement No. 39

to

Purchase Agreement No. 1951

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of

August 3, 2006, by and between THE BOEING COMPANY (Boeing) and Continental Airlines, Inc. (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700, 737-800, 737-900 and 737-900ER aircraft (the Aircraft);

WHEREAS, Buyer to wishes purchase the 737-900ER Aircraft; thus Boeing and Buyer agree to add this Aircraft model type to the Agreement;

WHEREAS, Buyer wishes to exercise [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Buyer wishes to exercise [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Buyer wishes to exercise [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Buyer wishes to exercise [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Boeing agrees to provide to Buyer certain training and promotional elements in support of Buyers introduction of the 737-900ER Aircraft; and

WHEREAS, as Boeing no longer manufactures the 737-900 Aircraft, the 737-900 Aircraft shall no longer be available for Buyer to purchase under the Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables and Exhibits:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 39.

1.2 Remove and replace, in its entirety, Article 1 "Subject Matter of Sale", with the Article 1 attached hereto, to reflect the changes made by this Supplemental Agreement No. 39 for inclusion of the 737-900ER Aircraft.

1.3 Remove and replace, in its entirety, Article 3 "Price of Aircraft", with the Article 3 attached hereto, to reflect the changes made by this Supplemental Agreement No. 39 for inclusion of the 737-900ER Aircraft.

1.4 Remove and replace, in its entirety, Article 7 "Changes to the Detail Specification", with the Article 7 attached hereto, to reflect the changes made by this Supplemental Agreement No. 39 for inclusion of the 737-900ER Aircraft.

1.5 Remove and replace, in its entirety, Article 8 "Federal Aviation Requirements and Certificates and Export License", with the Article 8 attached hereto, to reflect the changes made by this Supplemental Agreement No. 39 for inclusion of the 737-900ER Aircraft.

1.6 Remove and replace, in its entirety, Article 14 "Contractual Notices and Requests", with the Article 14 attached hereto.

1.7 Remove and replace, in its entirety, page T-2-2 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-700 Aircraft", with the revised page T-2-2 of Table 1 attached hereto.

1.8 Remove and replace, in its entirety, pages T-2-3 and T-2-4 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-700 Aircraft", with the revised pages T-2-3 and T-2-4of Table 1 attached hereto.

1.9 Remove and replace, in its entirety, pages T-3-4 and T-3-5 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-800 Aircraft", with the revised page T-3-4 of Table 1 attached hereto. Page T-3-5 is deleted as all related aircraft are now listed on page T-3-4.

1.10 Remove and replace, in its entirety, page T-5-2 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-900 Aircraft", with the revised page T-5-2 of Table 1 attached hereto.

1.11 Add page T-6-1 of Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-900ER Aircraft", attached hereto.

1.12 Add Exhibit A-9, "Aircraft Configuration - Model 737-900ER", to reflect 2005 base pricing for Aircraft.

1.13 Remove and replace, in its entirety, Exhibit C1 entitled the "Customer Support Document - Code Three -
Minor Model Differences", with the revised Exhibit C1 attached hereto, to reflect the changes made by this Supplemental Agreement No. 39 for inclusion of the 737-900ER Aircraft.

1.14 Remove and replace, in its entirety, Exhibit E entitled the "Buyer Furnished Equipment Provisions Document", with the revised Exhibit E attached hereto, to reflect the changes made by this Supplemental Agreement No. 39 for inclusion of the 737-900ER Aircraft.

2. Letter Agreements:

2.1 Remove and replace, in its entirety, Letter Agreement 1951-2R3, "Seller Purchased Equipment", with the revised Letter Agreement 1951-2R4 attached hereto.

2.2 Remove and replace, in its entirety, Letter Agreement 1951-5R2 "Promotional Support - Next Generation Aircraft", with the revised Letter Agreement 1951-5R3 attached hereto.

2.3 Add Letter Agreement 1951-15 "Configuration Matters -Generation Aircraft (1995 Base Price Model 737-924ER", attached hereto.

2.4 Remove and replace, in its entirety, Letter Agreement 6-1162-MMF-308R3 "Disclosure of Confidential Information", with the revised Letter Agreement 6-1162-MMF-308R4 attached hereto.

2.5 Remove and replace, in its entirety, Letter Agreement 6-1162-MMF-311R4 "Lease of Additional Gross Weight for Model 737 Aircraft", with the revised Letter Agreement 6-1162-MMF-311R5 attached hereto.

2.6 Remove and replace, in its entirety, Letter Agreement 6-1162-GOC-131R5 "Special Matters", with the revised Letter Agreement 6-1162-GOC-131R6 attached hereto.

2.7 Add Letter Agreement 6-1162-MSA-768 "Performance Guarantees - Model 737-924ER Aircraft", attached hereto.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/Michael S. Anderson By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President --

Finance and Treasurer

Page SA

Number Number

ARTICLES

1. Subject Matter of Sale 1-1 SA 39

2. Delivery, Title and Risk
of Loss 2-1

3. Price of Aircraft 3-1 SA 39

4. Taxes 4-1

5. Payment 5-1

6. Excusable Delay 6-1

7. Changes to the Detail
Specification 7-1 SA 39

8. Federal Aviation Requirements and
Certificates and Export License 8-1 SA 39

9. Representatives, Inspection,
Flights and Test Data 9-1

10. Assignment, Resale or Lease 10-1

11. Termination for Certain Events 11-1

12. Product Assurance; Disclaimer and Release;

Exclusion of Liabilities; Customer Support;

Indemnification and Insurance 12-1

13. Buyer Furnished Equipment and
Spare Parts 13-1

14. Contractual Notices and Requests 14-1 SA 17

15. Miscellaneous 15-1

Page SA

Number Number

TABLES

1. Aircraft Deliveries and
Descriptions - 737-500 T-1 SA 3

Aircraft Deliveries and
Descriptions - 737-700 T-2 SA 39

Aircraft Deliveries and
Descriptions - 737-800 T-3 SA 39

Aircraft Deliveries and
Descriptions - 737-600 T-4 SA 4

Aircraft Deliveries and
Descriptions - 737-900 T-5 SA 39

Aircraft Deliveries and
Descriptions - 737-900ER T-6 SA 39

EXHIBITS

A-1 Aircraft Configuration - Model 737-724

(Aircraft delivering through July 2004) SA 26

A-2 Aircraft Configuration - Model 737-824

(Aircraft delivering through July 2004) SA 26

A-3 Aircraft Configuration - Model 737-624 SA 1

A-4 Aircraft Configuration - Model 737-524 SA 3

A-5 Aircraft Configuration - Model 737-924

(Aircraft delivering through July 2004) SA 26

A-6 Aircraft Configuration - Model 737-724

(Aircraft delivering in or after

August 2004) SA 31

A-7 Aircraft Configuration - Model 737-824

Aircraft delivering in or after

August 2004) SA 31

SA

Number

EXHIBITS (continued)

A-8 Aircraft Configuration - Model 737-924

Aircraft delivering in or after

August 2004) SA 31

A-9 Aircraft Configuration - Model 737-924ER SA 39

B Product Assurance Document SA 1

C Customer Support Document - Code Two -
Major Model Differences SA 1

C1 Customer Support Document - Code Three -

Minor Model Differences SA 39

D Aircraft Price Adjustments - New
Generation Aircraft (1995 Base Price -

Aircraft delivering through July 2004) SA 1

D1 Airframe and Engine Price Adjustments -

Current Generation Aircraft SA 1

D2 Aircraft Price Adjustments - New
Generation Aircraft (1997 Base Price - Aircraft

delivering through July 2004) SA 5

D3 Aircraft Price Adjustments - New
Generation Aircraft (July 2003 Base Price -

Aircraft delivering in or after August 2004) SA 31

E Buyer Furnished Equipment
Provisions Document SA 39

F Defined Terms Document SA 5

SA

Number

LETTER AGREEMENTS

1951-1 Not Used

1951-2R4 Seller Purchased Equipment SA 39

1951-3R22 Option Aircraft-Model 737-824 Aircraft SA 38

1951-4R1 Waiver of Aircraft Demonstration SA 1

1951-5R3 Promotional Support - New Generation

Aircraft SA 39

1951-6 Configuration Matters

1951-7R1 Spares Initial Provisioning SA 1

1951-8R2 Escalation Sharing - New Generation
Aircraft SA 4

1951-9R18 Option Aircraft-Model 737-724 Aircraft SA 38

1951-11R1 Escalation Sharing-Current Generation
Aircraft SA 4

1951-12R7 Option Aircraft - Model 737-924 Aircraft SA 32

1951-13 Configuration Matters - Model 737-924 SA 5
    Installation of Cabin Systems Equipment

737-924 SA 22

1951-15 Configuration Matters - Model 737-924ER SA 39

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295 Performance Guarantees - Model

737-724 Aircraft

6-1162-MMF-296 Performance Guarantees - Model

737-824 Aircraft

6-1162-MMF-308R4 Disclosure of Confidential

Information SA 39

6-1162-MMF-309R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 1

6-1162-MMF-311R5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 39

6-1162-MMF-312R1 Special Purchase Agreement

Provisions SA 1

6-1162-MMF-319 Special Provisions Relating to the

Rescheduled Aircraft

6-1162-MMF-378R1 Performance Guarantees - Model

737-524 Aircraft SA 3

6-1162-GOC-015R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 31

6-1162-GOC-131R6 Special Matters SA 39

6-1162-DMH-365 Performance Guarantees - Model

737-924 Aircraft SA 5

6-1162-DMH-624 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 8

6-1162-DMH-680 Delivery Delay Resolution Program SA 9

6-1162-DMH-1020 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 14

6-1162-DMH-1035 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 15

6-1162-DMH-1054 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 16

6-1162-CHL-048 Rescheduled Aircraft Agreement SA 26

6-1162-CHL-195 Restructure Agreement for Model

737NG and 757-300 Aircraft SA 30

6-1162-MSA-768 Performance Guarantees - Model

737-924ER Aircraft SA 39

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 October 10, 1996

Supplemental Agreement No. 2 March 5, 1997

Supplemental Agreement No. 3 July 17, 1997

Supplemental Agreement No. 4 October 10, 1997

Supplemental Agreement No. 5 May 21, 1998

Supplemental Agreement No. 6 July 30, 1998

Supplemental Agreement No. 7 November 12, 1998

Supplemental Agreement No. 8 December 7, 1998

Supplemental Agreement No. 9 February 18, 1999

Supplemental Agreement No. 10 March 19, 1999

Supplemental Agreement No. 11 May 14, 1999

Supplemental Agreement No. 12 July 2, 1999

Supplemental Agreement No. 13 October13, 1999

Supplemental Agreement No. 14 December 13, 1999

Supplemental Agreement No. 15 January 13, 2000

Supplemental Agreement No. 16 March 17, 2000

Supplemental Agreement No. 17 May 16, 2000

Supplemental Agreement No. 18 September 11, 2000

Supplemental Agreement No. 19 October 31, 2000

Supplemental Agreement No. 20 December 21, 2000

Supplemental Agreement No. 21 March 30, 2001

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 22 May 23, 2001

Supplemental Agreement No. 23 June 29, 2001

Supplemental Agreement No. 24 August 31, 2001

Supplemental Agreement No. 25 December 31, 2001

Supplemental Agreement No. 26 March 20, 2002

Supplemental Agreement No. 27 November 6, 2002

Supplemental Agreement No. 28 April 1, 2003

Supplemental Agreement No. 29 August 19, 2003

Supplemental Agreement No. 30 November 4, 2003

Supplemental Agreement No. 31 August 20, 2004

Supplemental Agreement No. 32 December 29, 2004

Supplemental Agreement No. 33 December 29, 2004

Supplemental Agreement No. 34 June 22, 2005

Supplemental Agreement No. 35 June 30, 2005

Supplemental Agreement No. 36 July 21, 2005

Supplemental Agreement No. 37 March 30, 2006

Supplemental Agreement No. 38 June 6, 2006

Supplemental Agreement No. 39 August 3, 2006

ARTICLE 1. Subject Matter of Sale.

1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing the Model 737 aircraft (the Aircraft) described below in the quantities of the model types shown in Table 1, Aircraft Deliveries and Descriptions for Model 737 Aircraft, to this Agreement and manufactured in accordance with the detail specifications identified below (Detail Specification).

1.1.1 Current Generation Aircraft.

Model 737-524 Aircraft (the Current Generation Aircraft) which will be manufactured in accordance with the Boeing detail specification as described in Exhibit A-4, and as modified from time to time in accordance with this Agreement.

1.1.2 Next Generation Aircraft.

Model 737-724, Model 737-824, Model 737-624, Model 737-924 and Model 737-924ER Aircraft (the Next Generation Aircraft) which will be manufactured in accordance with the Boeing detail specifications described in Exhibits A-1, A-2, A-3 ,A-5, A-6, A-7, A-8 and A-9, respectively, and as modified from time to time in accordance with this Agreement.

1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

ARTICLE 3. Price of Aircraft.

3.1 Definitions.

3.1.1 Current Generation Aircraft.

3.1.1.1 Special Features are the features listed in Exhibit A-4 which Buyer has selected for incorporation in Current Generation Aircraft.

3.1.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

3.1.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D-1.

3.1.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special Features.

3.1.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special Features) as calculated pursuant to Exhibit D-1.

3.1.1.6 Base Airplane Price is the Aircraft Basic Price excluding the price of Special Features, but including Engines.

3.1.2 Next Generation Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.1.2.1 Special Features are the features listed in Exhibits A-1, A-2, A-3, and A-5, which Buyer has selected for incorporation in Next Generation Aircraft.

3.1.2.2 Base Airplane Price is the Aircraft Basic Price excluding the price of Special Features, but including Engines.

3.1.2.3 Aircraft Basic Price is comprised of the Base Airplane Price and the price of the Special Features.

3.1.2.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airplane and Special Features) as calculated pursuant to Exhibit D for Aircraft expressed in July 1995 dollars and Exhibit D-2 for Aircraft expressed in July 1997 dollars.

3.1.3 Next Generation Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.1.3.1 Special Features are the features listed in Exhibits A-6, A-7, A-8 and A-9, which Buyer has selected for incorporation in Next Generation Aircraft.

3.1.3.2 Base Airplane Price is the Aircraft Basic Price excluding the price of Special Features, but including Engines.

3.1.3.3 Aircraft Basic Price is comprised of the Base Airplane Price and the price of the Special Features.

3.1.3.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airplane and Special Features) as calculated pursuant to Exhibit D-3 for Aircraft expressed in July 2003 dollars, except for 737-924ER Aircraft that are expressed in 2005 dollars.

3.2 Aircraft Basic Price.

3.2.1 Current Generation Aircraft:

3.2.1.1 Model 737-524 Aircraft.

The Aircraft Basic Price of each 737-524 Aircraft, expressed in July 1995 dollars, is set forth below:

Base Airframe Price: [CONFIDENTIAL MATERIAL OMITTED

Special Features AND FILED SEPARATELY WITH THE

Engine Price SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO A

Aircraft Basic Price REQUEST FOR CONFIDENTIAL

TREATMENT]

3.2.2 Next Generation Aircraft[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2.2.1 Model 737-624 Aircraft.

The Aircraft Basic Price of each 737-624 Aircraft, expressed in July 1995 dollars, is set forth below:

Base Airplane Price: [CONFIDENTIAL MATERIAL OMITTED

Special Features AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE

Aircraft Basic Price COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL

TREATMENT]

Special Features $ 1,350,000

Aircraft Basic Price $29,327,000

3.2.2.2 Model 737-724 Aircraft.

The Aircraft Basic Price of each 737-724 Aircraft, expressed in July 1995 dollars, is set forth in Table 1 page T-2-1.

3.2.2.3 Model 737-824 Aircraft.

The Aircraft Basic Price of each 737-824 Aircraft, expressed in July 1995 dollars, is set forth in Table 1 pages T-3-1, T-3-2 and T-3-3.

3.2.2.4 Model 737-924 Aircraft.

The Aircraft Basic Price of each 737-924 Aircraft, expressed in July 1997 dollars, is set forth in Table 1 page T-5-1.

3.2.3 Next Generation Aircraft[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2.3.1 Model 737-724 Aircraft.

The Aircraft Basic Price of each 737-724 Aircraft, expressed in July 2003 dollars, is set forth in Table 1 page T-2-2, T-2-3 and T-2-4.

3.2.3.2 Model 737-824 Aircraft.

The Aircraft Basic Price of each 737-824 Aircraft, expressed in July 2003 dollars, is set forth in Table 1 pages T-3-4.

3.2.2.4 Model 737-924ER Aircraft.

The Aircraft Basic Price of each 737-924 Aircraft, expressed in 2005 dollars, is set forth in Table 1 page T-6-1.

3.3 Aircraft Price. The total amount that Buyer is to pay for the Aircraft at the time of delivery (Aircraft Price) will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3.3.1 the Aircraft Basic Price, set forth in Table 1; plus

3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibits D or D-1 or D-2 or D3, as applicable; plus

3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

3.4 Advance Payment Base Price.

3.4.1 Advance Payment Base Price. For advance payment purposes, the estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

ARTICLE 7. Changes to the Detail Specification.

7.1 Development Changes. Boeing may, at its own expense and without Buyer's consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer. Development Changes are defined as changes to the basic specification for Model
 737-500/-600/-700/-800/-900/-900ER aircraft that do not affect the Aircraft Purchase Price or adversely affect Aircraft delivery, guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the Detail Specification. If Boeing makes changes Pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

ARTICLE 8. Federal Aviation Requirements and Certificates.

8.1 FAA Certificates.

8.1.1 Boeing will obtain from the Federal Aviation Administration (FAA):

8.1.1.1 a Type Certificate (transport category) issued pursuant to Part 21 of the Federal Aviation Regulations for the type of aircraft covered by this Agreement, and

8.1.1.2 a Standard Airworthiness Certificate for each Aircraft issued pursuant to Part 21 of the Federal Aviation Regulations, which will be provided to Buyer with delivery of the Aircraft.

8.1.2 Boeing will not be obligated to obtain any other certificates or approvals for the Aircraft.

8.1.3 If the use of either FAA certificate is discontinued prior to delivery of an Aircraft, references in this Agreement to such discontinued certificate will be deemed references to its superseding FAA certificate. If the FAA does not issue a superseding certificate, Boeing's only obligation under this paragraph will be to comply with the Detail Specification.

8.2 FAA Manufacturer Changes.

8.2.1 If the FAA, or any other governmental agency having jurisdiction, requires any change to the Aircraft, data relating to the Aircraft, or testing of the Aircraft in order to obtain the Standard Airworthiness Certificate (Manufacturer Change), such Manufacturer Change will be made prior to delivery of such Aircraft.

8.2.2 If prior to Aircraft delivery a Manufacturer Change is required to be incorporated in an Aircraft, it will be incorporated [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.3 FAA Operator Changes.

8.3.1 Boeing will deliver each Aircraft with the changes in equipment incorporated (or, at Boeing's sole discretion, with suitable provisions for the incorporation of such equipment) that is required by Federal Aviation Regulations which (i) are generally applicable with respect to transport category aircraft to be used in United States certified air carriage and (ii) have to be complied with on or before the date of delivery of such Aircraft (Operator Changes).

8.3.2 If Operator Changes are incorporated in an Aircraft, Buyer will pay Boeing's charge applicable to such Aircraft.

8.4 Delays; Changes to this Agreement. If delivery of an Aircraft is delayed due to the incorporation of a Manufacturer Change or an Operator Change, the delivery of the Aircraft will be appropriately revised to reflect such delay. This Agreement will also be revised to reflect appropriate changes in the Aircraft Price, design, performance, weight and balance due to the incorporation of a Manufacturer Change or an Operator Change.

ARTICLE 14. Contractual Notices and Requests.

All notices and requests relating to this Agreement will be in English, and may be transmitted by any customary means of written communication addressed as follows:

Buyer: Continental Airlines, Inc.

1600 Smith Street HQSFN

Houston, TX 77002

Attention: Sr. V.P. Finance & Treasurer

Boeing: Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

Attention: Vice President - Contracts

Mail Stop 21-34

or to such other address as specified elsewhere herein or as otherwise directed in writing by either party. The effective date of any such notice or request will be the date on which it is received by the addressee.

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-9 to Purchase Agreement Number 1951

(737-924ER Aircraft)

AIRCRAFT CONFIGURATION

Dated  August 3, 2006

relating to

BOEING MODEL 737-924ER AIRCRAFT

Exhibit A-9

The Aircraft Basic Price in Table 1 page T-6-1 was established utilizing the Boeing Specification D019A00, Revision J, dated June 21, 2006, and features of:

    Engines CFM56-7B26
    Features and change of last 737-924 delivered

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
    following letter 6-1162-MSA-766 Attachment 1 features:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOTE: With respect to the Galley and Lav. (balance of listed items in the Attachment 1), Buyer has opportunity to alter the selection up to Final Configuration. As such, the Galley and Lav. pricing is based on 737-924 delivered Aircraft YD612, and is subject to change based on Final Configuration.
    Maximum Landing Weight (MLW) - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
    Maximum Zero Fuel Weight (MZFW) - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The content of this Exhibit A-9 will be defined pursuant to the provisions of Letter Agreement 1951-15, Configuration Matters, to the Purchase Agreement.

Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment (BFE), Seller Purchased Equipment (SPE) or Inflight Entertainment/Cabin Communications Systems (IFE/CCS) Equipment.

CUSTOMER SUPPORT DOCUMENT NO. 1951

Dated ____________________

Relating to

BOEING MODEL 737-524/-924/-924ER AIRCRAFT

This Customer Support Document is Exhibit C1 to and forms a part of Purchase Agreement No. 1951 between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 737-524, Model 737-924 and Model 737-924ER aircraft. This Customer Support Document consists of the following parts:

Part A Boeing Maintenance Training Program

Part B Boeing Customer Support Services

Part C Boeing Flight Training Program

Part D Technical Data and Documents

Part E Buyer's Indemnification of Boeing and

Insurance

Part F Alleviation or Cessation of Performance

1951PA/CALCONTINENTAL AIRLINES, INC.

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Exhibit E to Purchase Agreement Number 1951

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

Dated August 3, 2006

Relating to

BOEING MODEL 737 AIRCRAFT

This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 1951, between The Boeing Company (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to the purchase of Boeing Model 737 aircraft.

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1. General.

Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. On or before April 4, 1997 for Model 737-724, July 3, 1997 for Model 737-824, August 31, 2000 for Model 737-924, and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for Model 737-924ER, Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2. Supplier Selection.

Buyer will:

2.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates should these items not be selected as SPE by Buyer:

Model 737-724 Model 737-824

Galley System Complete Complete

Seats (passenger) Complete Complete

Model 737-924 Model 737-524

Galley System Complete Complete

Seats (passenger) Complete Complete

Model 737-924ER

Galley System [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats (passenger) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

2.2.1 complete BFE configuration design requirements for such BFE; and

2.2.2 confirm technical data submittal dates for BFE certification.

3. Buyer's Obligations.

Buyer will:

3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

3.1.2 deliver BFE including production and/or flight training spares to Boeing in accordance with the quantities and schedule provided therein; and

3.1.3 deliver appropriate quality assurance documentation to Boeing as required with each BFE part (D6-56586, "BFE Product Acceptance Requirements");

3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

3.3.1 require supplier's contractual compliance to Boeing defined source inspection and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

3.3.2 assure that Boeing identified supplier's quality systems be approved to Boeing document D1-9000;

3.4 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

3.5 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

3.6 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

3.7 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

3.8 warrant that the BFE will meet the requirements of the Detail Specification; and

3.9 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4. Boeing's Obligations.

Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5. Nonperformance by Buyer.

If Buyer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

5.2 deliver the Aircraft to Buyer without the BFE installed.

6. Return of Equipment.

BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer's instructions and at Buyer's expense.

7. Title and Risk of Loss.

Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8. Indemnification of Boeing.

Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. This indemnity will not apply with respect to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9. Patent Indemnity.

Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

10. Definitions.

For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

BOEING MODEL 737 AIRCRAFT

Item Preliminary On-Dock Dates

Dates for 1st delivery of each model:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951-2R4

August 3, 2006

Continental Airlines, Inc.
1600 Smith St.

Houston, TX 77002

Subject: Letter Agreement No. 1951-2R4 to
Purchase Agreement No. 1951 -
Seller Purchased Equipment

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-2R3 dated May 21, 1998.

For purposes of this Letter Agreement the following definitions apply:

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment (BFE) that Boeing purchases for Buyer.

Developmental Buyer Furnished Equipment (DBFE) is all BFE not previously certified for installation on the Aircraft.

This Letter Agreement does not include developmental avionics. Developmental avionics are avionics that have not been previously certified for installation on the Aircraft.

All other terms used herein and in the Agreement, and not defined above, will have the same meaning as in the Agreement.

Buyer has requested and Boeing hereby agrees that Boeing will purchase as SPE certain BFE identified by Buyer pursuant to Change Requests. Accordingly, Boeing and Buyer agree with respect to such SPE as follows:

1. Price.

Advance Payments. An estimated SPE price will be included in the Aircraft Advance Payment Base Price for the purpose of establishing the advance payments for each Aircraft. The estimated price of this SPE for each Aircraft, expressed in 1995 U.S. dollars, except for the 737-900, which is expressed in 1997 U. S. dollars, is listed below, and except for the 737-900ER, which is expressed in 2005 U. S. dollars, is listed below.

Model Estimated Price Base

for SPE Year $s

737-500 [CONFIDENTIAL MATERIAL OMITTED

737-600 AND FILED SEPARATELY WITH THE

737-700 SECURITIES AND EXCHANGE

737-800 COMMISSION PURSUANT TO A REQUEST

737-900 FOR CONFIDENTIAL TREATMENT]

737-900ER

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Responsibilities.

2.1 With respect to SPE, Buyer is responsible for:

(i) selecting the supplier and advising Boeing as to the price negotiated between Buyer and supplier on or before:
	Model 737-924ER	Model 737-924	Model 737-624	Model 737-724	Model 737-824

galleys	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	complete	complete	complete	complete
seats	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	complete	complete	complete	complete

(ii) selecting a FAA certifiable part; and

(iii) providing to Boeing the SPE part specification/Buyer requirements.

2.2. With respect to SPE, Boeing is responsible for:

(i) placing and managing the purchase order with the supplier;

(ii) coordinating with the suppliers on technical issues;

(iii) ensuring that the delivered SPE complies with the part specification;

(iv) obtaining certification of the Aircraft with the SPE installed; and

(v) obtaining for Buyer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Exhibit B, the Product Assurance Document, of the Agreement.

3. Supplier Selection For SPE Galleys and Seats.

In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Buyer's selection of suppliers:

Galley Requirements. Buyer will provide Boeing not later than August 7, 1996 the definitive galley configuration requirements for the Model 737-724. Buyer will provide Boeing not later than November 27, 1996 the definitive galley configuration requirements for the Model 737-824. Buyer will provide Boeing not later than May 1, 1997 the definitive galley configuration requirements for the Model 737-624. Buyer has provided Boeing the definitive galley configuration requirements for the Model 737-924. Buyer will provide Boeing not later than August 18, 2006 the definitive galley configuration requirements for the Model 737-924ER.

Bidder's List. Boeing has submitted to Buyer, for information purposes, a bidder's list of existing suppliers of seats and galleys.

Request for Quotation (RFQ). Boeing has issued its RFQ inviting such potential bidders to submit bids for the galleys and seats by July 15, 1996 for the Model 737-724 and -824 Aircraft. Boeing will advise such date for the Model 737-624, -924 and -924ER Aircraft.

Recommended Bidders. Boeing has submitted to Buyer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

Supplier Selection. If Buyer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit E, Buyer Furnished Equipment Provisions Document, of the Agreement will apply.

4. Changes.

After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Buyer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices (except for price negotiation prior to the supplier selection date) or schedules are for informational purposes only. If Buyer wants changes made to any of the above, requests must be made directly to Boeing for negotiating with the supplier.

5. Proprietary Rights.

Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

6. Remedies.

If Buyer does not comply with the obligations above, Boeing may:

(i) delay delivery of the Aircraft for the period of non-compliance;

(ii) deliver the Aircraft without installing the SPE;

(iii) substitute a comparable part and invoice Buyer for the cost; and/or

(iv) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

7. Buyer Participation in Price Negotiations for SPE. Subject to the following conditions, Boeing agrees that Buyer may negotiate the price with vendors for certain items of BFE which have been changed to SPE pursuant to this Letter Agreement.

a. Number of Items. Boeing and Buyer have mutually agreed on a list of specific equipment (the SPE Item) for which Buyer shall negotiate directly with the vendors to establish the price for each SPE Item. The SPE Item list includes seats, galleys, and interior furnishings. Buyer shall provide the price of the SPE Item when Buyer notifies Boeing of the SPE Item vendor.

b. Required Dates. Boeing's agreement to permit Buyer to negotiate prices with vendors for SPE Items is subject to Buyer's agreement to meet all of Boeing's required dates with respect to each SPE Item.

c. Right to Approve Selected Vendors. Boeing shall retain the right to reasonably approve the list of vendors for each SPE Item.

8. Buyer's Indemnification of Boeing.

Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 3, 2006

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer

1951-5R3

August 3, 2006

Continental Airlines, Inc.
1600 Smith Street
Houston, TX 77002

Subject: Letter Agreement No. 1951-5R3 to

Purchase Agreement No. 1951 -

Promotional Support - Next Generation Aircraft

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-624/-724/-824/-924/-924ER aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-5R2 dated May 21, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Planning Meeting.

Boeing will assist Buyer in the introduction of the Aircraft by providing to Buyer certain promotional support. Promptly after execution of the Agreement and before any funds are disbursed, a Boeing Airline Promotion representative will meet with Buyer's designated representatives to discuss the extent, selection, scheduling, and disbursement process for the promotion support to be provided.

2. Support Level.

Model 737-624/-724/-824/-924 Aircraft. Boeing will make available to Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Programs include marketing research; tourism development; corporate identity; direct marketing; video tape, film or still photography requirements; planning, design and production of collateral materials; management of promotion programs; and advertising campaigns.

Model 737-924ER Aircraft. In support of Buyers's marketing and promotion programs associated with the the Model 737-924ER and introduction of the Aircraft into service, Boeing [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. These programs may include marketing research; tourism development; corporate identity; direct marketing; video tape, or still photography; planning, design and production of collateral materials; management of promotion programs and advertising campaigns. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3. Additional Support.

Additional promotional support may be provided by Boeing subject to the parties reaching mutual agreement as to the type of services, timing and price.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 3, 2006

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer

1951-15

August 3, 2006

Continental Airlines, Inc.
1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 1951-15 to
Purchase Agreement No. 1951 -
Configuration Matters - Model 737-924ER

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-924ER aircraft (the Aircraft).

All terms used herein and not defined herein shall have the same meaning as in the Agreement.

1. Aircraft Configuration.

1.1 Preliminary Configuration. Boeing and Buyer have established a preliminary configuration (Preliminary Configuration) for the Aircraft which is comprised of the Boeing Specification D019A00, Revision J, dated June, 21, 2006.

1.2 Selection of Change Requests for Final Configuration. On or before September 20, 2006, or unless otherwise previously agreed to between Boeing and Buyer, Boeing and Buyer will develop a complete list of change requests (Accepted Change Requests) selected for incorporation in the Aircraft. The Preliminary Configuration, and Buyer's list of Accepted Change Requests and master changes (Master Changes) will comprise the final configuration (Final Configuration) of the Aircraft.

1.3 Amendment to the Agreement. Prior to October 30, 2006, Boeing and Buyer shall execute a Supplemental Agreement amending the Agreement as required to reflect the Final Configuration.

1.4. Buyer's Detail Specification. Within 90 days after Final Configuration, Boeing will provide to Buyer the Detail Specification reflecting the Aircraft Final Configuration. This Detail Specification will also reflect changes made to Boeing's basic Model 737-900ER aircraft specification between August 1, 2006 and the date of execution of the Supplemental Agreement referenced in paragraph 1.3 above.

2. Preliminary Pricing Estimates. Buyer understands that Boeing cannot establish the final Aircraft Basic Price and Advance Payment Base Price of the Aircraft until Final Configuration of the Aircraft is known. For Buyer's planning purposes, however, an estimate for the Aircraft Basic Price and Advance Payment Base Price of the Aircraft has been established using an estimated amount of Special Features, which may or may not accurately reflect Buyer's final selection of special features.

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.1 Final [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The performance guarantees applicable to the Aircraft are set forth in the Attachment to Letter Agreement No. 6-1162-MSA-768 and represent the guaranteed performance of the Aircraft as described in the Preliminary Configuration. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. Cabin Systems Equipment. Buyer's Cabin Systems Equipment configuration for delivery on the Aircraft is to be finalized by October 4, 2006. Based on such configuration, if an Installation of Cabin Systems Equipment letter agreement is necessary, the letter agreement shall be completed by the parties by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5. Lease of Additional Gross Weight for Model 737-924ER Aircraft. Per Paragraph 3.1 of Letter Agreement 6-1162-MMF-311R5, the calculation set MTOW value in pounds for Model 737-924ER Aircraft is 'TBD' (to be determined). [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 3, 2006

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer

August 3, 2006

6-1162-MMF-308R4

CONTINENTAL AIRLINES, INC.

2929 Allen Parkway

Houston, Texas 77019

Subject: Letter Agreement No. 6-1162-MMF-308R4 to
Purchase Agreement No. 1951 -
Disclosure of Confidential Information

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-308R3 dated May 21, 1998.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Boeing and Buyer each understand that certain commercial and financial information contained in the documents listed below and any documents that amend, supplement or supersede such documents (Confidential Documents) is considered by the other party to be confidential.

2. Boeing and Buyer agree that each party will treat the Confidential Documents and the information contained therein as confidential and will not, without the other party's prior written consent, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations; or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer or Boeing, as applicable, will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing and Buyer agree to cooperate with each other in making and supporting any such request for confidential treatment.

Schedule of Confidential Documents

1. Letter Agreement No. 6-1162-MMF-295.

2. Letter Agreement No. 6-1162-MMF-296.

3. Letter Agreement No. 6-1162-MMF-309R1.

4. Letter Agreement No. 6-1162-MMF-311R5.

5. Letter Agreement No. 6-1162-MMF-312R1.

6. Letter Agreement No. 6-1162-MMF-319.

7. Letter Agreement No. 6-1162-MMF-378R1

8. Letter Agreement No. 6-1162-GOC-015R1

9. Letter Agreement No. 6-1162-GOC-131R6

10. Letter Agreement No. 6-1162-DMH-365

11. Letter Agreement No. 6-1162-DMH-624

12. Letter Agreement No. 6-1162-DMH-1020

13. Letter Agreement No. 6-1162-DMH-1035

14. Letter Agreement No. 6-1162-DMH-1054

15. Letter Agreement No. 6-1162-CHL-048

16. Letter Agreement No. 6-1162-CHL-195

17. Letter Agreement No. 6-1162-MSA-768

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 3, 2006

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer

6-1162-MMF-311R5

August 3, 2006

Continental Airlines, Inc.
1600 Smith Street
Houston, TX 77002

Subject: Letter Agreement No. 6-1162-MMF-311R5 to Purchase Agreement No. 1951 - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1751 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-311R4 dated May 23, 2001.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement is confidential and subject to the confidentiality provisions of Letter Agreement 6-1162-MMF-308R4, "Disclosure of Confidential Information."

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:_August 3, 2006

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance

Date: ____________________

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Attention: Technical Department

Reference: Letter Agreement 6-1162-MMF-311R4 to
Boeing/CAL Purchase Agreement 1951

Transmitted by Facsimile: TBD

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By: __________________

Its: __________________

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

August 3, 2006

6-1162-GOC-131R6

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 6-1162-GOC-131R6 to Purchase

Agreement No. 1951 - Special Matters

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-GOC-131R dated March 30, 2006.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Advance Payment Schedule.

2.1 Firm Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Option Aircraft and follow-on Firm. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Option Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Assignment of Credits.

Buyer may not assign the credit memoranda described in this Letter Agreement without Boeing's prior written consent [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7. Confidential Treatment.

Boeing and Buyer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Notwithstanding the provisions of Letter Agreement 6-1162-MMF-308R4, Boeing and Buyer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 3, 2006

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer

6-1162-MSA-768

August 3, 2006

CONTINENTAL AIRLINES, INC.

1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 6-1162-MSA-768 to
Purchase Agreement No. 1951 - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - Model 737-924ER

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as July 23, 1996 (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 737-924ER aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308R4.

Very truly yours,

THE BOEING COMPANY

By_ /s/ Michael S. Anderson________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 3, 2006

CONTINENTAL AIRLINES, INC.

By_ /s/ Gerald Laderman________________________

Its Senior Vice President - Finance and Treasurer

Attachment

Attachment to Letter Agreement

No. 6-1162-MSA-768

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]